CERTIFICATE OF FORMATION
                                       OF
                               TSFG CAPITAL A, LLC

         1. The name of the limited liability company is:

                               TSFG Capital A, LLC

         2. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of TSFG Capital A, LLC this 29th day of October, 2004.


                                           /s/ William P. Crawford, Jr.
                                           ---------------------------------
                                           William P. Crawford, Jr.,
                                           Authorized Person

                            CERTIFICATE OF FORMATION
                                       OF
                               TSFG CAPITAL B, LLC

         1. The name of the limited liability company is:

                               TSFG Capital B, LLC

         2. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of TSFG Capital B, LLC this 29th day of October, 2004.


                                         /s/ William P. Crawford, Jr.
                                         ------------------------------------
                                         William P. Crawford, Jr.,
                                         Authorized Person

                            CERTIFICATE OF FORMATION
                                       OF
                               TSFG CAPITAL C, LLC

         1. The name of the limited liability company is:

                               TSFG Capital C, LLC

         2. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of TSFG Capital C, LLC this 29th day of October, 2004.


                                      /s/ William P. Crawford, Jr.
                                      --------------------------------------
                                      William P. Crawford, Jr.,
                                      Authorized Person

                            CERTIFICATE OF FORMATION
                                       OF
                               TSFG CAPITAL D, LLC

         1. The name of the limited liability company is:

                               TSFG Capital D, LLC

         2. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of TSFG Capital D, LLC this 29th day of October, 2004.


                                        /s/ William P. Crawford, Jr.
                                        -------------------------------------
                                        William P. Crawford, Jr.,
                                        Authorized Person